UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23102

Nuveen Municipal 2021 Target Term Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN

Closed-End Funds

Nuveen
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report November 30, 2017

NHA
Nuveen Municipal 2021 Target Term Fund

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Table of Contents

Chairman’s Letter to Shareholders	4
Portfolio Managers’ Comments	5
Fund Leverage	7
Common Share Information	8
Risk Considerations	10
Performance Overview and Holding Summaries	11
Portfolio of Investments	13
Statement of Assets and Liabilities	21
Statement of Operations	22
Statement of Changes in Net Assets	23
Statement of Cash Flows	24
Financial Highlights	26
Notes to Financial Statements	28
Additional Fund Information	38
Glossary of Terms Used in this Report	39
Reinvest Automatically, Easily and Conveniently	41

NUVEEN 3

Chairman’s Letter to Shareholders
Dear Shareholders,
Asset prices steadily climbed during 2017, propelled by a “Goldilocks” economic scenario that enabled markets to sidestep geopolitical tensions, natural disasters, terrorism events and political noise. The U.S. economy continued to run not too hot, not too cold, with steady growth and low levels of unemployment, inflation and interest rates. Corporate earnings have been healthy and recession risk appeared low. At the same time, growth across the rest of the world has improved as well, leading to upward revisions in global growth projections.
Yet, a global synchronized recovery also brings the prospect of higher inflation. Central banks have to manage the delicate balance between too-loose financial conditions, which risks economies overheating, and too-tight conditions, which could trigger recession. The nomination of Jerome Powell for Chairman of the U.S. Federal Reserve (Fed) is largely expected to maintain the course set by Chair Janet Yellen after her term expires in February 2018, and the much anticipated tax overhaul, passed at the end of December, may likely boost economic growth but could complicate the Fed’s job of managing interest rates in the years ahead.
Negotiations surrounding the budget showdown are in the forefront, as Congress debates the U.S. debt ceiling limit and spending related to the military, disaster relief, the Children’s Health Insurance Program and immigration policy. In addition, the ongoing “Brexit” negotiations and the North American Free Trade Agreement (NAFTA) talks may impact key trade and political partnerships. Tensions with North Korea may continue to flare.
The magnitude of the market’s bullishness during 2017 has been somewhat surprising, but gains may not be so easy in the coming years. Nobody can predict market shifts, and that is why Nuveen encourages you to talk to your financial advisor to ensure your investment portfolio is appropriately diversified for your objectives, time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
William J. Schneider
Chairman of the Board
January 22, 2018

4 NUVEEN

Portfolio Managers’ Comments
Nuveen Municipal 2021 Target Term Fund (NHA)
This Fund features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers John V. Miller, CFA, and Steven M. Hlavin discuss key investment strategies and the six-month performance of NHA. John and Steve have managed NHA since its inception in 2016.
What key strategies were used to manage the Fund during the six-month reporting period ended November 30, 2017?
The Fund invests in a portfolio of primarily municipal securities, the income from which is exempt from regular U.S. federal income tax. At least 65% of its managed assets are invested in low- to medium-quality municipal securities that, at the time of investment, are rated BBB/Baa or lower or unrated but judged by the portfolio managers to be of comparable quality. The Fund does not invest in securities rated CCC+/Caa1 or lower, or unrated to be of comparable quality, nor does it invest in defaulted or distressed securities at the time of investment. No more than 25% will be in any one sector, no more than 5% in any one issuer and no more than 10% in tobacco settlement bonds. Up to 20% may be invested in securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals (AMT bonds).
The Fund seeks to identify municipal securities across diverse sectors and industries that the managers believe are underrated or undervalued. In seeking to return the original NAV on or about March 1, 2021, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining gains and limiting the longest maturity of any holding to no later than September 1, 2021.
As of the end of the reporting period, NHA’s maturity profile was structured with approximately 63% of the portfolio invested in bonds maturing in 2021, 32% maturing in 2020 and 5% maturing in 2019. As we continue to seek bonds that may be appropriate for the Fund, to the extent possible, we’ll focus on buying 2021 maturities while looking to sell the 2020 maturities first, to continue to reduce the Fund’s interest rate sensitivity as the Fund approaches its term date. In fact, during this reporting period, we were able to increase the Fund’s weighting in 2021 maturities.
The Fund’s credit quality and sector positioning remained in line with Nuveen’s ongoing strategic emphasis on lower rated (including below investment grade) credits and sectors offering higher yields. The Fund’s portfolio turnover was relatively muted in this reporting period as we found opportunities to sell shorter maturity structures and buy bonds maturing in 2021, as well as reinvest the small amount of proceeds from called bonds.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. Group (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S. Government or agency.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN 5

Portfolio Managers’ Comments (continued)
How did the Fund perform during the six-month reporting period ended November 30, 2017?
The tables in the Fund's Performance Overview and Holding Summaries section of this report provide the Fund’s total returns for the six-month, one-year and since-inception periods ended November 30, 2017. The Fund's total returns at common share net asset value (NAV) are compared with the performance of a corresponding market index.
For the six months ended November 30, 2017, the total returns at common share NAV for NHA outperformed the return for the S&P Short Duration Municipal Yield Index.
NHA’s relative outperformance was driven by positive contributions from credit rating and sector allocations, as well as our individual credit selection. In this reporting period, lower rated credits outperformed high grade (AAA and AA rated) credits. The Fund’s overweight allocations to BBB rated bonds and non-rated bonds added value, as these rating categories performed better than the market as a whole. In keeping with that trend, our security selection in the below investment grade segment was another source of relative gains.
Sector allocation was favorable to relative performance in this reporting period. The Fund’s mandate to invest in bonds with 2021 and shorter maturity profiles influences the Fund’s ability to invest in certain sectors. For example, NHA has held a persistent underweight to the health care sector and an overweight to the tax supported sector due to the relative scarcity (in the case of health care) or abundance (in the case of tax supported) of maturities in these sectors that fit the Fund’s term target. Because health care bonds performed well in this reporting period, the Fund’s underweight to the sector was disadvantageous to performance. The Fund’s overweight allocation to the tax-supported segment also detracted, as the sector underperformed the broad market. However, these relative losses were more than offset by the positive contributions from an overweight to the industrial development revenue (IDR) sector and exposures to local general obligation (GO) bonds (especially Chicago GOs), pre-refunded bonds and tax appropriation bonds. An overweight to higher education credits further buoyed relative returns, as did the Fund’s zero allocation to Puerto Rico bonds, a group that significantly underperformed the broad market in this reporting period.
However, the Fund’s duration and yield curve positioning detracted mildly from relative results. The yield curve flattened in this reporting period as yields on shorter maturities rose in expectation of interest rate hikes from the Federal Reserve. In this environment, the Fund’s shorter duration profile was a small detractor from performance.
In addition, the use of regulatory leverage affected the Fund’s performance. Leverage is discussed in more detail later in the Fund Leverage section of this report.
Note About Investment Valuations
The municipal securities held by the Fund are valued by the Fund’s pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. Thus, the current net asset value of a Fund’s shares might be impacted, higher or lower, if the Fund were to use a different pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Fund’s then-current municipal bond pricing service was acquired by the parent company of another pricing service, and the combination of the valuation methodologies used by the two organizations took place on October 16, 2017. The change of valuation methodologies due to that combination had little or no impact on the net asset value of the Fund’s shares.

6 NUVEEN

Fund Leverage
IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE
One important factor impacting the return of the Fund relative to its comparative benchmark was the Fund’s use of leverage through its issuance of preferred shares. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When the Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a positive impact on the performance of the Fund over this reporting period.

As of November 30, 2017, the Fund’s percentages of leverage are as shown in the accompanying table.
NHA
Effective Leverage*	25.21%
Regulatory Leverage*	25.21%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s port- folio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure.

A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE
As of November 30, 2017, the Fund has issued and outstanding preferred shares as shown in the accompanying table.

Variable Rate
	Variable Rate	Remarketed
	Preferred*	Preferred**
	Shares Issued	Shares Issued
	at Liquidation	at Liquidation
	Preference	Preference	Total
NHA	$28,300,000	—	$28,300,000

*
Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares iMTP, VMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.

**
Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details on preferred shares and each Funds’ respective transactions.

NUVEEN 7

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Fund’s distributions is current as of November 30, 2017. The Fund’s distribution levels may vary over time based on its investment activity and portfolio investment value changes.
During the current reporting period, the Fund’s distributions to common shareholders were as shown in the accompanying table.

Per Common
Monthly Distributions (Ex-Dividend Date)	Share Amounts
June 2017	$0.0190
July	0.0190
August	0.0190
September	0.0175
October	0.0175
November 2017	0.0175
Total Distributions from Net Investment Income	$0.1095
Yields
Market Yield*	2.22%
Taxable-Equivalent Yield*	3.08%

*
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28.0%. When comparing the Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.
As of November 30, 2017, the Fund had a positive UNII balance, based upon our best estimate, for tax purposes and a positive UNII balance for financial reporting purposes.
All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

8 NUVEEN

COMMON SHARE REPURCHASES
During August 2017, the Fund’s Board of Trustees authorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of November 30, 2017, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its common shares as shown in the accompanying table.

NHA
Common shares cumulatively repurchased and retired	0
Common shares authorized for repurchase	860,000

OTHER COMMON SHARE INFORMATION
As of November 30, 2017, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

Common share NAV	$9.74
Common share price	$9.48
Premium/(Discount) to NAV	(2.67)%
6-Month average premium/(discount) to NAV	1.67%

The Fund has an investment objective to return $9.85 (the original net asset value following the Fund’s initial public offering (the “Original NAV”)) to common shareholders on or about the end of the Fund’s term. There can be no assurance that the Fund will be able to return the Original NAV to shareholders, and such return is not backed or otherwise guaranteed by the Fund’s investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), or any other entity.
The Fund’s ability to return Original NAV to common shareholders on or about the termination date will depend on market conditions and the success of various portfolio and cash flow management techniques. The Fund currently intends to set aside and retain in its net assets a portion of its net investment income and possibly all or a portion of its gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Fund, and the Fund may incur taxes on such retained amount, which will reduce the overall amounts that the Fund would have otherwise been able to distribute. Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors at the end of the Fund’s term. In addition, the Fund’s investment in shorter term and lower yielding securities, especially as the Fund nears the end of its term, may reduce investment income and, therefore, the monthly dividends during the period prior to termination. Investors that purchase common shares in the secondary market (particularly if their purchase price differs meaningfully from the Original NAV) may receive more or less than their original investment.

NUVEEN 9

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Municipal 2021 Target Term Fund (NHA)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities, such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including the Fund’s limited term and inverse floater risk, see the Fund’s web page at nuveen.com/NHA.

10 NUVEEN

NHA
Nuveen Municipal 2021 Target Term Fund
Performance Overview and Holding Summaries as of November 30, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of November 30, 2017
	Cumulative	Average Annual
			Since
	6-Month	1-Year	Inception
NHA at Common Share NAV	1.54%	5.99%	1.67%
NHA at Common Share Price	(1.77)%	(1.44)%	(0.62)%
S&P Short Duration Municipal Yield Index	1.01%	4.64%	3.20%

Since inception returns are from 1/26/16. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

NUVEEN 11

NHA	Performance Overview and Holding Summaries as of November 30, 2017
(continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S. Government or agency.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	133.0%
Other Asset Less Liabilities	0.6%
Net Asset Plus VMTP Shares,
net of deferred offering costs	133.6%
VMTP Shares, net of deferred offering costs	(33.6)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	1.8%
AA	2.3%
A	17.0%
BBB	30.6%
BB or Lower	25.4%
N/R (not rated)	22.9%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	31.5%
Tax Obligation/General	16.9%
Transportation	13.7%
Education and Civic Organizations	8.4%
Health Care	7.7%
Utilities	6.8%
Other	15.0%
Total	100%

States and Territories
(% of total investments)
Illinois	14.0%
California	12.1%
New Jersey	10.7%
Florida	9.6%
Pennsylvania	8.7%
New York	6.6%
Texas	5.7%
Alaska	3.3%
Nevada	2.7%
Wisconsin	2.2%
Massachusetts	2.2%
Indiana	2.1%
Missouri	1.9%
Other	18.2%
Total	100%

12 NUVEEN

NHA
Nuveen Municipal 2021 Target Term Fund
Portfolio of Investments	November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 133.0% (100.0% of Total Investments)
	MUNICIPAL BONDS – 133.0% (100.0% of Total Investments)
	Alabama – 0.8% (0.6% of Total Investments)
$ 685	The Improvement District of the City of Mobile – McGowin Park Project, Alabama,	No Opt. Call	N/R	$ 693,473
	Sales Tax Revenue Bonds, Series 2016A, 4.000%, 8/01/20
	Alaska – 4.4% (3.3% of Total Investments)
2,000	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc. Project, Refunding	No Opt. Call	A–	2,201,319
	Series 2003B, 5.000%, 1/01/21
1,325	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc. Project, Refunding	No Opt. Call	A–	1,458,375
	Series 2003C, 5.000%, 1/01/21
3,325	Total Alaska			3,659,694
	Arizona – 2.4% (1.8% of Total Investments)
325	Goodyear Community Facilities Utilities District 1, Arizona, General Obligation Bonds,	No Opt. Call	A–	347,900
	Refunding Series 2016, 4.000%, 7/15/21
1,675	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds,	No Opt. Call	Baa3	1,687,177
	Arizona Charter Schools Refunding Project, Series 2016R, 2.875%, 7/01/21
10	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup	No Opt. Call	BBB+	10,682
	Energy Inc. Prepay Contract Obligations, Series 2007, 5.250%, 12/01/19
2,010	Total Arizona			2,045,759
	Arkansas – 0.0% (0.0% of Total Investments)
15	Arkansas Development Finance Authority, Hospital Revenue Bonds, Washington	No Opt. Call	A3	16,348
	Regional Medical Center, Refunding Series 2015B, 5.000%, 2/01/21
	California – 16.1% (12.1% of Total Investments)
1,825	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A,
	5.000%, 3/01/21	No Opt. Call	Ba3	1,915,538
565	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	1/18 at 100.00	N/R	565,243
	Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 4.500%, 6/01/21
85	California Infrastructure and Economic Development Bank, Revenue Bonds, The Walt	No Opt. Call	A+	91,366
	Disney Family Museum, Refunding Series 2016, 4.000%, 2/01/21
	California School Finance Authority, California, Charter School Revenue Bonds, Aspire
	Public Schools, Refunding Series 2016:
550	5.000%, 8/01/20	No Opt. Call	BBB	595,623
500	5.000%, 8/01/21	No Opt. Call	BBB	553,205
730	California Statewide Communities Development Authority, Revenue Bonds, American	No Opt. Call	BBB+	796,999
	Baptist Homes of the West, Refunding Series 2015, 5.000%, 10/01/20
	California Statewide Communities Development Authority, Special Tax Bonds, Community
	Facilities District 2015-01, Improvement Area No. 1, University District, Series 2016A:
260	2.000%, 9/01/20	No Opt. Call	N/R	258,414
265	2.125%, 9/01/21	No Opt. Call	N/R	262,591
235	California Statewide Communities Development Authority, Statewide Community	No Opt. Call	N/R	239,912
	Infrastructure Program Revenue Bonds, Series 2016A, 3.000%, 9/02/20
625	California Statewide Communities Development Authority, Student Housing Revenue	No Opt. Call	Baa1	698,444
	Bonds, University of California, Irvine East Campus Apartments, CHF-Irvine, LLC,
	Refunding Series 2016, 5.000%, 5/15/21
200	Cucamonga School District, San Bernardino County, California, Special Tax Bonds,	No Opt. Call	N/R	207,832
	Community Facilities District 97-1, Series 2016, 3.000%, 9/01/21
305	Fresno, California, Airport Revenue Bonds, Refunding Series 2013B, 5.000%, 7/01/21 –	No Opt. Call	AA	335,085
	BAM Insured (Alternative Minimum Tax)

NUVEEN 13

NHA	Nuveen Municipal 2021 Target Term Fund
	Portfolio of Investments (continued)	November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 905	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement	1/18 at 100.00	N/R	$ 905,290
	Asset-Backed Bonds, Series 2007, 4.625%, 6/01/21
50	Poway Unified School District, San Diego County, California, Special Tax Bonds, Community	No Opt. Call	N/R	53,438
	Facilities District 15 Del Sur East Improvement Area C, Series 2016, 4.000%, 9/01/21
1,250	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett Packard	No Opt. Call	N/R	1,264,038
	Campus Oaks, Series 2016, 3.250%, 9/01/21
1,005	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark,	No Opt. Call	N/R	1,098,314
	Refunding Series 2015, 5.000%, 9/01/21
1,310	San Jacinto, California, Special Tax Bonds, Community Facilities District 2002-1	No Opt. Call	N/R	1,391,299
	Rancho San Jacinto Phase 2, Series 2016, 4.000%, 9/01/21
10	South Orange County Public Financing Authority, California, Special Tax Revenue Bonds,	No Opt. Call	BBB+	10,822
	Ladera Ranch, Refunding Series 2014A, 5.000%, 8/15/20
460	West Sacramento, California, Special Tax Bonds, Community Facilities District 27 Bridge	No Opt. Call	N/R	502,886
	District, Refunding Series 2016, 5.000%, 9/01/21
1,340	Western Hills Water District, Stanislaus County, California, Special Tax Bonds, Diablo	No Opt. Call	N/R	1,323,478
	Grande Community Facilities District 1, Refunding Series 2014, 4.000%, 9/01/21
420	Yuba City Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment	No Opt. Call	BBB+	412,973
	Project, Refunding Series 2015, 2.000%, 9/01/21
12,895	Total California			13,482,790
	Colorado – 0.8% (0.6% of Total Investments)
230	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B,	No Opt. Call	BBB+	214,447
	0.000%, 9/01/21 - NPFG Insured
444	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax	No Opt. Call	N/R	446,406
	Bonds, Refunding Series 2016, 3.250%, 12/01/20
674	Total Colorado			660,853
	Connecticut – 0.1% (0.1% of Total Investments)
100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare	No Opt. Call	BB	100,025
	Facility Expansion Church Home of Hartford Inc. Project, TEMPS-50 Series 2016B-2,
	2.875%, 9/01/20
	Florida – 12.8% (9.6% of Total Investments)
150	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds,	No Opt. Call	BBB–	149,370
	Series 2016, 2.250%, 11/01/20
480	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds,	1/18 at 100.00	N/R	482,294
	Series 2016A, 3.625%, 11/01/20
210	Bexley Community Development District, Pasco County, Florida, Special Assessment	No Opt. Call	N/R	210,657
	Revenue Bonds, Series 2016, 3.500%, 5/01/21
2,000	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000,	No Opt. Call	Caa1	2,000,820
	7.500%, 11/01/20 (Alternative Minimum Tax)
107	Champion’s Reserve Community Development District, Florida, Special Assessment	No Opt. Call	N/R	108,013
	Revenue Bonds, Series 2016, 3.625%, 11/01/20
305	Creekside at Twin Creeks Community Development District, Florida, Special Assessment	No Opt. Call	N/R	307,535
	Bonds, Area 1 Project, Series 2016A-1, 3.700%, 11/01/20
625	East Homestead Community Development District, Florida, Special Assessment Revenue	No Opt. Call	N/R	635,463
	Bonds, Refunding Series 2015, 3.750%, 5/01/20
1,630	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special	No Opt. Call	N/R	1,641,345
	Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 3.500%, 5/01/21
335	Live Oak Community Development District 2, Hillsborough County, Florida, Special	No Opt. Call	A–	327,556
	Assessment Bonds. Refunding Series 2016, 2.000%, 5/01/21
575	Miromar Lakes Community Development District, Lee County, Florida, Capital	No Opt. Call	N/R	577,639
	Improvement Revenue Bonds, Refunding Series 2015, 3.500%, 5/01/20

14 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 15	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH	No Opt. Call	BBB+	$ 16,187
	Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/20
	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Lifespace
	Community Inc., Series 2015C:
30	4.000%, 5/15/19	No Opt. Call	A	31,184
70	5.000%, 5/15/21	No Opt. Call	A	77,627
505	Palm Glades Community Development District, Florida, Special Assessment Bonds,	No Opt. Call	BBB	502,531
	Refunding Series 2016, 2.250%, 5/01/21
500	Palm Glades Community Development District, Florida, Special Assessment Bonds,	No Opt. Call	BBB–	500,010
	Refunding Series 2017, 3.500%, 5/01/21
625	Reunion East Community Development District, Osceola County, Florida, Special	No Opt. Call	N/R	637,713
	Assessment Bonds, Refunding Series 2015A, 4.000%, 5/01/20
305	Reunion West Community Development District, Florida, Special Assessment Bonds,	No Opt. Call	N/R	306,324
	Area 3 Project, Series 2016, 3.625%, 11/01/20
	Rolling Hills Community Development District, Florida, Capital Improvement Revenue
	Bonds, Series 2015A-1:
60	4.000%, 5/01/18	No Opt. Call	N/R	59,953
60	4.100%, 5/01/19	No Opt. Call	N/R	59,821
65	4.300%, 5/01/20	No Opt. Call	N/R	64,750
70	4.600%, 5/01/21	No Opt. Call	N/R	69,630
345	Six Mile Creek Community Development District, Florida, Capital Improvement	No Opt. Call	N/R	346,791
	Revenue Bonds, Assessment Area 2, Series 2016, 3.750%, 11/01/20
430	South Fork III Community Development District, Florida, Special Assessment Revenue	No Opt. Call	N/R	435,921
	Bonds, Refunding Series 2016, 4.000%, 5/01/20
310	Tapestry Community Development District, Florida, Special Assessment Revenue Bonds,	No Opt. Call	N/R	314,712
	Series 2016, 3.625%, 5/01/21
205	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds,	No Opt. Call	N/R	206,099
	Series 2016A-1, 3.750%, 11/01/20
305	Windsor at Westside Community Development District, Osceola County, Florida,	No Opt. Call	N/R	309,721
	Special Assessment Bonds, Area 2 Project, Series 2016, 3.500%, 11/01/20
335	Wiregrass Community Development District, Florida, Capital Improvement Revenue	No Opt. Call	N/R	334,407
	Bonds, Series 2016, 3.625%, 5/01/21
10,652	Total Florida			10,714,073
	Georgia – 0.4% (0.3% of Total Investments)
275	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2016, 5.000%, 1/01/21	No Opt. Call	A–	299,481
	Guam – 2.3% (1.7% of Total Investments)
790	Guam Government Department of Education, Certificates of Participation,	No Opt. Call	B+	807,830
	John F. Kennedy High School Project, Series 2010A, 6.000%, 12/01/20
1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue	No Opt. Call	BBB–	1,091,420
	Bonds, Series 2016, 5.000%, 7/01/21
1,790	Total Guam			1,899,250
	Hawaii – 2.4% (1.8% of Total Investments)
2,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii	1/19 at 100.00	N/R	2,040,500
	Pacific University, Series 2015, 5.000%, 7/01/20
	Illinois – 18.7% (14.0% of Total Investments)
255	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities System	No Opt. Call	A3	239,476
	Revenue Bonds, Series 1999A, 0.000%, 4/01/20 – NPFG Insured
75	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016,	No Opt. Call	AA	73,247
	1.900%, 3/01/21 – BAM Insured

NUVEEN 15

NHA	Nuveen Municipal 2021 Target Term Fund
	Portfolio of Investments (continued)	November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,
	Refunding Series 2010F:
$ 970	5.000%, 12/01/18	No Opt. Call	B3	$ 987,955
1,970	5.000%, 12/01/19	No Opt. Call	B3	2,037,886
150	5.000%, 12/01/20	No Opt. Call	B3	156,294
250	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	No Opt. Call	N/R (4)	258,933
	Refunding Series 2010F, 5.000%, 12/01/18 (ETM)
1,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	B	1,069,850
	Tax Revenues, Series 1999A, 5.250%, 12/01/20 – NPFG Insured
1,000	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2003B,	No Opt. Call	Ba1	1,051,260
	5.000%, 1/01/20
800	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 1/01/21	No Opt. Call	Ba1	854,416
	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Refunding Series 2014:
45	5.000%, 1/01/20	No Opt. Call	BB+	46,852
10	5.000%, 1/01/21	No Opt. Call	BB+	10,574
50	Chicago, Illinois, O’Hare Airport Customer Facility Charge Senior Lien Revenue Bonds,	No Opt. Call	BBB	53,149
	Series 2013A, 5.000%, 1/01/20
630	Cook County School District 87, Berkeley, Illinois, General Obligation Bonds, Refunding	No Opt. Call	A1	632,690
	School Series 2012A, 3.000%, 12/01/20
300	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 11/15/20	No Opt. Call	A2	325,809
620	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C,	No Opt. Call	BBB–	667,318
	5.000%, 2/15/21
1,000	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A,	No Opt. Call	A–	1,095,380
	5.000%, 7/01/21
315	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 0.000%,	No Opt. Call	BB+	289,602
	6/15/20 – AMBAC Insured
85	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/21	No Opt. Call	BBB–	89,715
3,135	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/21	No Opt. Call	BBB–	3,306,450
110	Illinois State, General Obligation Bonds, March Series 2012, 5.000%, 3/01/21	No Opt. Call	BBB–	116,184
105	Illinois State, General Obligation Bonds, Refunding Series 2006, 5.000%, 1/01/21	No Opt. Call	BBB–	110,742
340	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion	No Opt. Call	BB+	364,657
	Project Bonds, Refunding Series 2012B, 5.000%, 12/15/20
2,000	Winnebago-Boone Counties School District 205 Rockford, Illinois, General Obligation	No Opt. Call	A+	1,839,280
	Bonds, Series 2013, 0.000%, 2/01/21
15,215	Total Illinois			15,677,719
	Indiana – 2.8% (2.1% of Total Investments)
1,250	Indiana Finance Authority, Environmental Facilities Revenue Bonds, Indianapolis Power	No Opt. Call	BBB+	1,335,450
	and Light Company Project, Refunding Series 2011A, 3.875%, 8/01/21
1,000	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States	No Opt. Call	Caa1	1,044,750
	Steel Corporation Project, Refunding Series 2011, 6.000%, 12/01/19
2,250	Total Indiana			2,380,200
	Iowa – 0.5% (0.3% of Total Investments)
350	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	6/18 at 105.00	B–	370,769
	Company Project, Series 2016, 5.875%, 12/01/26
	Kentucky – 1.3% (1.0% of Total Investments)
1,000	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic	No Opt. Call	BBB+	1,077,630
	Health Initiatives, Series 2012A, 5.000%, 12/01/20
	Louisiana – 0.0% (0.0% of Total Investments)
15	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	No Opt. Call	A3	16,500
	Series 2015, 5.000%, 5/15/21

16 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maine – 0.3% (0.2% of Total Investments)
$ 265	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General	No Opt. Call	Ba3	$ 276,822
	Medical Center, Series 2011, 5.250%, 7/01/21
	Massachusetts – 2.9% (2.2% of Total Investments)
50	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health,	No Opt. Call	Baa2	53,525
	Series 2011H, 5.000%, 7/01/20
25	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass	7/20 at 100.00	Baa2	26,762
	Memorial Issue Series 2010G, 5.000%, 7/01/21
	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc.,
	Series 2001A:
1,000	5.500%, 1/01/19 – AMBAC Insured (Alternative Minimum Tax)	1/18 at 100.00	N/R	1,004,230
1,295	5.000%, 1/01/21 – AMBAC Insured (Alternative Minimum Tax)	1/18 at 100.00	N/R	1,317,960
2,370	Total Massachusetts			2,402,477
	Michigan – 0.7% (0.6% of Total Investments)
140	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds,	No Opt. Call	BB	119,659
	Development Area 1 Projects, Series 1996C-1, 0.000%, 7/01/21
500	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Senior	1/18 at 100.00	B	499,975
	Lien Series 1997A, 5.375%, 5/01/21
640	Total Michigan			619,634
	Minnesota – 0.9% (0.7% of Total Investments)
	Red Wing, Minnesota Senior Housing Revenue Refunding Bonds, Deer Crest Project,
	Series 2012A:
100	3.250%, 5/01/19	No Opt. Call	N/R	99,848
105	3.250%, 11/01/19	No Opt. Call	N/R	104,651
105	3.750%, 5/01/20	No Opt. Call	N/R	105,647
105	3.750%, 11/01/20	No Opt. Call	N/R	105,602
70	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project,	No Opt. Call	CCC–	60,513
	Series 2016A, 3.000%, 4/01/21
250	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Mount Olivet Careview	No Opt. Call	N/R	249,583
	Home Project, Series 2016C, 2.250%, 6/01/21
735	Total Minnesota			725,844
	Missouri – 2.5% (1.9% of Total Investments)
100	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds,	No Opt. Call	N/R	101,056
	Branson Shoppes Redevelopment Project, Refunding Series 2017A, 3.000%, 11/01/20
1,145	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of	No Opt. Call	A–	1,243,378
	Independence, Centerpoint Project, Refunding Series 2016B, 5.000%, 4/01/21
750	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue	No Opt. Call	N/R	768,480
	Bonds, Nazareth Living Center, Series 2015A, 4.000%, 8/15/20
1,995	Total Missouri			2,112,914
	Nebraska – 2.1% (1.6% of Total Investments)
1,630	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna	No Opt. Call	BBB+	1,787,523
	Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/21
	Nevada – 3.6% (2.7% of Total Investments)
1,815	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Refunding	No Opt. Call	BBB+	1,937,494
	Series 2016, 4.000%, 6/15/21
1,110	Las Vegas, Nevada, Sales Tax Increment Revenue Bonds, Symphony Park Tourism	No Opt. Call	N/R	1,098,190
	Improvement District, Series 2016, 2.750%, 6/15/21
2,925	Total Nevada			3,035,684
	New Hampshire – 0.9% (0.7% of Total Investments)
850	Manchester Housing and Redevelopment Authority, New Hampshire, Revenue Bonds,	No Opt. Call	Caa1	789,183
	Series 2000B, 0.000%, 1/01/20 – ACA Insured

NUVEEN 17

NHA	Nuveen Municipal 2021 Target Term Fund
	Portfolio of Investments (continued)	November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey – 14.2% (10.7% of Total Investments)
$ 300	New Jersey Building Authority, State Building Revenue Bonds, Refunding Series 2016A,	No Opt. Call	BBB+	$ 313,254
	4.000%, 6/15/21
200	New Jersey Building Authority, State Building Revenue Bonds, Refunding Series 2016A,	No Opt. Call	N/R (4)	215,554
	4.000%, 6/15/21 (ETM)
2,000	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds,	No Opt. Call	BBB+	2,195,640
	Series 2012, 5.000%, 6/15/21
425	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals	No Opt. Call	BBB–	467,844
	Bridge Replacement Project, Series 2013, 5.000%, 7/01/21 (Alternative Minimum Tax)
1,000	New Jersey Economic Development Authority, School Facilities Construction Bonds,	No Opt. Call	BBB+	1,079,400
	Refunding Series 2015XX, 5.000%, 6/15/21
2,000	New Jersey Economic Development Authority, School Facilities Construction Financing	3/21 at 100.00	BBB+	2,152,740
	Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/21
500	New Jersey Economic Development Authority, School Facilities Construction Financing	No Opt. Call	BBB+	536,570
	Program Bonds, Refunding Series 2012II, 5.000%, 3/01/21
540	New Jersey State, General Obligation Bonds, Refunding Series 2009O, 5.250%, 8/01/21	No Opt. Call	A–	599,584
1,500	New Jersey State, General Obligation Bonds, Refunding Series 2016T, 5.000%, 6/01/21	No Opt. Call	A–	1,646,775
1,735	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	BBB+	1,878,693
	Series 2006A, 5.250%, 12/15/20
780	New Jersey Transportation Trust Fund Authority, Transportation System Bonds,	No Opt. Call	BBB+	828,906
	Series 2011B, 5.000%, 6/15/20
10,980	Total New Jersey			11,914,960
	New York – 8.7% (6.6% of Total Investments)
95	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University,	No Opt. Call	BBB–	98,963
	Series 2013A, 5.000%, 5/01/19
5	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University,	No Opt. Call	N/R (4)	5,237
	Series 2013A, 5.000%, 5/01/19 (ETM)
100	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph’s College,	No Opt. Call	Ba1	102,342
	Series 2010, 4.125%, 7/01/20
200	Franklin County Solid Waste Management Authority, New York, Solid Waste Revenue	No Opt. Call	BBB	213,508
	Bonds, Series 2015A, 5.000%, 6/01/21 (Alternative Minimum Tax)
1,000	New York City, New York, General Obligation Bonds, Refunding Fiscal 2015 Series A,	No Opt. Call	AA	1,112,410
	5.000%, 8/01/21
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds,
	American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
85	5.000%, 8/01/20 (Alternative Minimum Tax)	No Opt. Call	BB–	90,633
2,850	5.000%, 8/01/21 (Alternative Minimum Tax)	No Opt. Call	BB–	3,098,548
185	Niagara Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	No Opt. Call	N/R	206,475
	Asset-Backed Bonds, Series 2014, 5.000%, 5/15/21
250	Oyster Bay, New York, General Obligation Bonds, Public Improvement Refunding	1/18 at 100.00	BB+	245,693
	Series 2010, 3.000%, 8/15/21
1,000	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B,	No Opt. Call	BB+	1,066,890
	5.000%, 6/01/21
1,000	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester	No Opt. Call	BBB	1,077,270
	Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/20
6,770	Total New York			7,317,969
	Ohio – 2.2% (1.7% of Total Investments)
1,000	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,	No Opt. Call	C	472,350
	FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20
1,400	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	C	661,472
	FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32
	(Mandatory put 5/01/20) (Alternative Minimum Tax)

18 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 80	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric	No Opt. Call	Ba1	$ 82,718
	Corporation Project, Series 2009E, 5.625%, 10/01/19
400	Scioto County, Ohio, Hospital Facilities Revenue Bonds, Southern Ohio Medical Center,	No Opt. Call	A2	437,508
	Refunding Series 2016, 5.000%, 2/15/21
205	Toledo-Lucas County Port Authority, Ohio, Student Housing Revenue Bonds, CHF-Toledo,	No Opt. Call	BBB–	219,516
	L.L.C. – The University of Toledo Project, Series 2014A, 5.000%, 7/01/21
3,085	Total Ohio			1,873,564
	Pennsylvania – 11.6% (8.7% of Total Investments)
2,010	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School	No Opt. Call	BBB–	2,035,326
	Lane Charter School Project, Series 2016, 3.125%, 3/15/21
375	Northeastern Pennsylvania Hospital and Education Authority, University Revenue Bonds,	No Opt. Call	BBB	413,610
	Wilkes University Project, Refunding Series 2016A, 5.000%, 3/01/21
2,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009C, 5.000%, 12/01/37	No Opt. Call	B+	2,016,140
	(Mandatory put 9/01/20)
1,000	Pennsylvania Economic Development Financing Authority, Special Facilities Revenue	No Opt. Call	B1	1,102,540
	Bonds, US Airways Group Inc. Project, Series 2010A, 7.500%, 5/01/20
1,250	Pennsylvania State, General Obligation Bonds, First Refunding Series 2011-1,	No Opt. Call	A+	1,381,475
	5.000%, 7/01/21
2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate	No Opt. Call	A3	2,202,799
	Series 2016, 5.000%, 6/01/21
500	Scranton, Lackawanna County, Pennsylvania, General Obligation Bonds, Refunding	No Opt. Call	BB+	534,205
	Series 2017, 5.000%, 9/01/21
9,135	Total Pennsylvania			9,686,095
	Rhode Island – 0.5% (0.4% of Total Investments)
400	Providence Redevelopment Agency, Rhode Island, Revenue Bonds, Public Safety and	No Opt. Call	BBB–	434,368
	Municipal Building Projects, Refunding Series 2015A, 5.000%, 4/01/21
	South Carolina – 0.3% (0.2% of Total Investments)
230	South Carolina State, General Obligation State Institution Bonds, University of South	No Opt. Call	AA+	254,295
	Carolina, Refunding Series 2011A, 5.000%, 3/01/21
	Tennessee – 1.8% (1.3% of Total Investments)
300	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	No Opt. Call	BBB	326,145
	Board, Tennessee, Revenue Bonds, Lipscomb University, Refunding & Improvement
	Series 2016A, 5.000%, 10/01/20
710	Tennessee Housing Development Agency, Homeownership Program Bonds, Series	No Opt. Call	AA+	744,854
	2011-1A, 4.125%, 1/01/21 (Alternative Minimum Tax)
260	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A,	No Opt. Call	BBB+	291,008
	5.250%, 9/01/21
115	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C,	No Opt. Call	BBB+	125,949
	5.000%, 2/01/21
1,385	Total Tennessee			1,487,956
	Texas – 7.6% (5.7% of Total Investments)
195	Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public Improvement	No Opt. Call	N/R	193,933
	District Phase 1 Project, Series 2016, 3.400%, 9/01/20
105	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016,	No Opt. Call	Baa2	115,735
	5.000%, 1/01/21
	Dallas County Schools, Texas, Public Property Finance Contractual Obligations, Series 2014:
300	4.000%, 6/01/20	No Opt. Call	B3	282,315
215	5.000%, 6/01/21	No Opt. Call	B3	205,863
1,800	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal	No Opt. Call	BB–	1,918,782
	Improvement Project, Refunding Series 2015B-2, 5.000%, 7/15/20 (Alternative Minimum Tax)

NUVEEN 19

NHA	Nuveen Municipal 2021 Target Term Fund
	Portfolio of Investments (continued)	November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 1,250	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal	No Opt. Call	BB–	$ 1,332,475
	Improvement Project, Refunding Series 2015C, 5.000%, 7/15/20 (Alternative Minimum Tax)
725	Little Elm, Texas, Special Assessment Revenue Bonds, Valencia Public Improvement District	3/18 at 100.00	N/R	730,213
	Phases 2 -5 Major Improvement Project, Series 2014, 6.650%, 9/01/21
500	Mesquite Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds,	No Opt. Call	BBB–	536,885
	Christian Care Centers Inc., Refunding Series 2016, 5.000%, 2/15/21
1,000	Texas Public Finance Authority, Revenue Bonds, Texas Southern University Financing System,	No Opt. Call	Baa3	1,089,370
	Refunding Series 2013, 5.000%, 11/01/20 – BAM Insured
6,090	Total Texas			6,405,571
	Utah – 1.9% (1.4% of Total Investments)
1,500	Salt Lake County, Utah, Research Facility Revenue Bonds, Huntsman Cancer Foundation,	12/18 at 100.00	N/R (4)	1,555,980
	Series 2013A-1, 5.000%, 12/01/33 (Mandatory put 12/15/20) (Pre-refunded 12/17/18)
30	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm	No Opt. Call	BB	31,226
	High School, Series 2010A, 5.750%, 7/15/20
1,530	Total Utah			1,587,206
	Virgin Islands – 0.3% (0.2% of Total Investments)
425	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding	No Opt. Call	CCC	270,317
	Series 2012A, 4.000%, 7/01/21
	Virginia – 1.2% (0.9% of Total Investments)
1,000	Richmond Redevelopment and Housing Authority, Virginia, Multi-Family Housing Revenue	7/19 at 100.00	N/R	999,320
	Bonds, American Tobacco Apartments, Series 2017, 3.125%, 7/01/20
	Washington – 0.1% (0.1% of Total Investments)
100	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds,	1/18 at 100.00	N/R	99,897
	Bayview Manor Senior Project, TEMPS 70 Series 2016B, 2.800%, 7/01/21
	Wisconsin – 2.9% (2.2% of Total Investments)
10	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds,	No Opt. Call	N/R	10,384
	Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)
2,000	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy	No Opt. Call	A	2,338,579
	Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured
105	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial	No Opt. Call	A2	107,737
	Hospital Inc., Series 2003, 5.500%, 2/15/19 – AMBAC Insured
2,115	Total Wisconsin			2,456,700
$ 107,906	Total Long-Term Investments (cost $112,823,726)			111,673,363
	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (33.6)% (5)			(28,236,868)
	Other Assets Less Liabilities – 0.6%			514,180
	Net Assets Applicable to Common Shares – 100%			$ 83,950,675

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the ratings of the U.S.
Government or agency.

(5)	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 25.3%.
ETM	Escrowed to maturity.

See accompanying notes to financial statements.
20 NUVEEN

Statement of
Assets and Liabilities	November 30, 2017 (Unaudited)

Assets
Long-term investments, at value (cost $112,823,726)	$111,673,363
Receivable for:
Interest	1,612,532
Investments sold	471,172
Other	1,711
Total assets	113,758,778
Liabilities
Cash overdraft	1,288,961
Payable for:
Dividends	145,095
Interest	43,861
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs (liquidation preference $28,300,000)	28,236,868
Accrued expenses:
Management fees	51,847
Trustees fees	569
Other	40,902
Total liabilities	29,808,103
Net assets applicable to common shares	$83,950,675
Common shares outstanding	8,622,270
Net asset value (“NAV”) per common share outstanding	$9.74
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$86,223
Paid-in surplus	84,604,993
Undistributed (Over-distribution of) net investment income	508,126
Accumulated net realized gain (loss)	(98,304)
Net unrealized appreciation (depreciation)	(1,150,363)
Net assets applicable to common shares	$83,950,675
Authorized shares:
Common	Unlimited
Preferred	Unlimited

See accompanying notes to financial statements.
NUVEEN 21

Statement of
Operations	Six Months Ended November 30, 2017 (Unaudited)

Investment Income	$1,773,568
Expenses
Management fees	315,663
Interest expense and amortization of offering costs	279,486
Custodian fees	12,106
Trustees fees	2,172
Professional fees	14,350
Shareholder reporting expenses	14,994
Shareholder servicing agent fees	6,775
Stock exchange listing fees	3,495
Investor relations expenses	3,991
Other	14,642
Total expenses	667,674
Net investment income (loss)	1,105,894
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(40,645)
Change in net unrealized appreciation (depreciation) of investments	170,630
Net realized and unrealized gain (loss)	129,985
Net increase (decrease) in net assets applicable to common shares from operations	$1,235,879

See accompanying notes to financial statements.
22 NUVEEN

Statement of
Changes in Net Assets	(Unaudited)

	Six Months	Year
	Ended	Ended
	11/30//17	5/31/17
Operations
Net investment income (loss)	$1,105,894	$2,247,539
Net realized gain (loss) from investments	(40,645)	(49,647)
Change in net unrealized appreciation (depreciation) of investments	170,630	(1,963,864)
Net increase (decrease) in net assets applicable to common shares from operations	1,235,879	234,028
Distributions to Common Shareholders
From net investment income	(943,951)	(2,058,764)
Decrease in net assets applicable to common shares from distributions to common shareholders	(943,951)	(2,058,764)
Capital Share Transactions
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	41,802	71,638
Net increase (decrease) in net assets applicable to common shares from capital share transactions	41,802	71,638
Net increase (decrease) in net assets applicable to common shares	333,730	(1,753,098)
Net assets applicable to common shares at the beginning of period	83,616,945	85,370,043
Net assets applicable to common shares at the end of period	$83,950,675	$83,616,945
Undistributed (Over-distribution of) net investment income at the end of period	$508,126	$346,183

See accompanying notes to financial statements.
NUVEEN 23

Statement of
Cash Flows	Six Months Ended November 30, 2017 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$1,235,879
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(6,915,648)
Proceeds from sales and maturities of investments	4,169,780
Taxes paid	(546)
Amortization (Accretion) of premiums and discounts, net	651,503
Amortization of deferred offering costs	23,725
(Increase) Decrease in:
Receivable for interest	(24,676)
Receivable for investments sold	1,633,914
Other assets	2,503
Increase (Decrease) in:
Payable for interest	1,566
Payable for investments purchased	(2,342,870)
Accrued management fees	(1,235)
Accrued Trustees fees	(558)
Accrued other expenses	(16,826)
Net realized (gain) loss from investments	40,645
Change in net unrealized (appreciation) depreciation of investments	(170,630)
Net cash provided by (used in) operating activities	(1,713,474)
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	1,288,961
Cash distributions paid to common shareholders	(913,017)
Net cash provided by (used in) financing activities	375,944
Net Increase (Decrease) in Cash	(1,337,530)
Cash at the beginning of period	1,337,530
Cash at the end of period	$—
Supplemental Disclosure of Cash Flow Information
Cash paid for interest (excluding amortization of offering costs)	$254,196
Non-cash financing activities not included herein consists of reinvestments of share distributions	41,802

See accompanying notes to financial statements.
24 NUVEEN

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NUVEEN 25

Financial
Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning	Net	Net		From	From
	Common	Investment	Realized/		Net	Accumulated				Ending
	Share	Income	Unrealized		Investment	Net Realized		Offering	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Costs	NAV	Price
Year Ended 5/31:
2018(e)	$9.70	$0.13	$0.02	$0.15	$(0.11)	$—	$(0.11)	$—	$9.74	$9.48
2017	9.91	0.26	(0.23)	0.03	(0.24)	—	(0.24)	—	9.70	9.76
2016(f)	9.85	0.07	0.07	0.14	(0.06)	—	(0.06)	(0.02)	9.91	9.95

	VMTP Shares at the End of Period
	Aggregate	Asset
	Amount	Coverage
	Outstanding	Per $100,000
	(000)	Share
Year Ended 5/31:
2018(e)	$28,300	$396,645
2017	28,300	395,466
2016(f)	28,300	401,661

26 NUVEEN

		Common Share Supplemental Data/
		Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)
	Based	Ending		Net
Based	on	Net		Investment	Portfolio
on	Share	Assets		Income	Turnover
NAV(a)	Price(a)	(000)	Expenses(c)	(Loss)	Rate(d)

1.54%	(1.77)%	$83,951	1.58%*	2.62%*	4%
0.32	0.53	83,617	1.53	2.68	18
1.22	0.10	85,370	1.28*	2.15*	2

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares), where applicable, as follows:

Year Ended 5/31:
2018(e)	0.66%*
2017	0.60
2016(f)	0.34*

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended November 30, 2017.
(f)	For the period January 26, 2016 (commencement of operations) through May 31, 2016.
*	Annualized.
See accompanying notes to financial statements.
NUVEEN 27

Notes to
Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies
General Information
Fund Information
The fund covered in this report and its corresponding New York Stock Exchange (“NYSE”) symbol is Nuveen Municipal 2021 Target Term Fund (NHA) (the “Fund”). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on October 13, 2015.
The end of the reporting period for the Fund is November 30, 2017, and the period covered by these Notes to Financial Statements is the six months ended November 30, 2017 (the “current fiscal period”).
Investment Adviser
The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.
Investment Objectives and Principal Investment Strategies
The Fund seeks to provide a high level of current income exempt from federal income tax and to return the original $9.85 net asset value (“NAV”) per common share on or about March 1, 2021 (the “Termination Date”). Under normal market conditions:
•
The Fund invests at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in municipal securities and other related investments, the income from which is exempt from regular U.S. federal income tax.

•
The Fund will invest at least 65% of its managed assets in low- to medium-quality municipal securities that, at the time of investment, are rated BBB/Baa or lower or are unrated but judged to be of comparable quality by the Sub-Adviser.

•
The Fund may invest without limit in below investment grade quality securities. Below investment grade securities (commonly referred to as “junk bonds”) are rated BB+/Ba1 or lower or if its unrated but judged to be of comparable quality by the Sub-Adviser.

•	The Fund will not invest in securities that, at the time of investment, are rated CCC+/Caa1 or lower, or are unrated but judged by the Sub-Adviser to be of comparable quality.
•
The Fund will not invest in defaulted securities or in the securities of an issuer that is in bankruptcy or insolvency proceedings or is otherwise experiencing financial difficulties (such securities are commonly referred to as “distressed securities”).

•	The Fund may invest up to 20% of its managed assets in bonds subject to the alternative minimum tax (“AMT”) bonds.
•	The Fund will invest no more than 25% of its managed assets in municipal securities in any one sector and no more than 5% of its managed assets in any one issuer.
•	The Fund will invest no more than 10% of its managed assets in “tobacco settlement bonds”.
•	The Fund will not invest in securities with a maturity date (or mandatory redemption date for escrowed securities or other tax exempt securities) extending beyond September 1, 2021.
The Fund also may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include options, financial futures contracts and options thereon, swaps (including interest rate swaps, total return swaps and credit default swaps), and options on swaps. The Sub-Adviser may use derivative instruments to attempt to hedge some of the risk of the Fund’s investments or as a substitute for a position in the underlying asset.

28 NUVEEN

Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Fund did not have any outstanding when issued/delayed delivery purchase commitments.
Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Common Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. However, in seeking to achieve its investment objective, the Fund currently intends to set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income, and possibly all or a portion of its gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Fund, and the Fund may incur taxes on such retained amount. Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors on or about the Termination Date. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Compensation
The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

NUVEEN 29

Notes to Financial Statements (Unaudited) (continued)

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$111,673,363	$ —	$111,673,363
* Refer to the Fund’s Portfolio of Investments for state classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

30 NUVEEN

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
The Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of the Fund. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”) in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as the Fund. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by the Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). The Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, the Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related

NUVEEN 31

Notes to Financial Statements (Unaudited) (continued)

borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
The Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which the Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, the Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as the Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
During the current fiscal period, the Fund did not have any transactions in self-deposited Inverse Floaters and/or externally-deposited Inverse Floaters.
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which the Fund may invest, which are considered portfolio securities for financial reporting purposes, the Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

32 NUVEEN

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Common Share Transactions
Transactions in common shares during the Fund’s current and prior fiscal period, were as follows:

	Six Months	Year
	Ended	Ended
	11/30/17	5/31/17
Common Shares:
Issued to shareholders due to reinvestment of distributions	4,287	7,391

Preferred Shares
Variable Rate MuniFund Term Preferred Shares
The Fund has issued and has outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with a $100,000 liquidation preference per share.
VMTP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, VMTP Shares outstanding, at liquidation preference, for the Fund was as follows:
	Shares	Liquidation
Series	Outstanding	Preference
2019	283	$28,300,000

The Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately one year following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. The Fund may be obligated to redeem a certain amount of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund’s VMTP Shares are as follows:

	Term	Premium
Series	Redemption Date	Expiration Date
2019	April 1, 2019	February 28, 2017

The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

Average liquidation preference of VMTP Shares outstanding	$28,300,000
Annualized dividend rate	1.80%

VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund’s Adviser has determined that fair value of VMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as a component of “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.

NUVEEN 33

Notes to Financial Statements (Unaudited) (continued)

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Costs incurred in connection with the Fund’s offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
5. Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

Purchases	$6,915,648
Sales and maturities	4,169,780

6. Income Tax Information
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year, the Fund may choose to distribute all or a portion of net investment income and net capital gains to shareholders, or retain a portion of its net investment income and net capital gains and pay corporate income taxes on such retained net investment income and retained net capital gains. The Fund intends to distribute at least the percentage of its net investment income and gains to maintain its status as a regulated investment company for U.S. federal income tax purposes.
Furthermore, the Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.
The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of November 30, 2017:

Tax cost of investments	$112,592,175
Gross unrealized:
Appreciation	$1,292,052
Depreciation	(2,210,864)
Net unrealized appreciation (depreciation) of investments	$(918,812)

Permanent differences, primarily due to nondeductible offering costs, federal taxes paid, and taxable market discount, resulted in reclassifications among the Fund’s components of net assets as of May 31, 2017, the Fund’s last tax year end, as follows:

Paid-in surplus	$(52,282)
Undistributed (Over-distribution of) net investment income	49,321
Accumulated net realized gain (loss)	2,961

34 NUVEEN

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2017, the Fund’s last tax year end, were as follows:

Undistributed net tax-exempt income[1]	$383,872
Undistributed net ordinary income[2]	20,122
Undistributed net long-term capital gains	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2017, and paid on June 1, 2017.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended May 31, 2017 was designated for purposes of the dividends paid deduction as follows:

Distributions from net tax-exempt income	$2,507,185
Distributions from net ordinary income[2]	—
Distributions from net long-term capital gains	—
[2] Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of May 31, 2017, the Fund’s last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
Capital losses to be carried forward – not subject to expiration	$58,205

7. Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

NUVEEN 35

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the fund’s use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of November 30, 2017, the complex-level fee rate for the Fund was 0.1595%.

Other Transactions with Affiliates
The Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Fund did not engage in inter-fund trades pursuant to these procedures.
8. Borrowing Arrangements
Uncommitted Line of Credit
During the current fiscal period, the Fund participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.
The Unsecured Credit Line was not renewed after its scheduled termination date on July 27, 2017.
Committed Line of Credit
The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including the Fund covered by this shareholder report. The credit facility expires in July 2018 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of

36 NUVEEN

Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund did not utilize this facility.
Inter-Fund Borrowing and Lending
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, the Fund did not enter into any inter-fund loan activity.
9. New Accounting Pronouncements
Accounting Standards Update 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.
FASB ASU 2016-18: Statement of Cash Flows – Restricted Cash (“ASU 2016-18”)
The FASB issued ASU 2016-18, which will require entities to include the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is currently evaluating the implications of ASU 2016-18, if any.

NUVEEN 37

Additional Fund Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert**	Albin F. Moschner	John K. Nelson
William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Interested Board Member.
**	Retired from the Fund’s Board of Trustees effective December 31, 2017.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	250 Royall Street
Canton, MA 02021
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.
Common shares repurchased	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

38 NUVEEN

Glossary of Terms Used in this Report

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in a fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

NUVEEN 39

Glossary of Terms Used in this Report (Unaudited) (continued)

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Short Duration Municipal Yield Index: An index that contains all bonds in the S&P Municipal Bond Index that mature between 1 month and 12 years, and maintains a 10% weighting to AA rated bonds, 10% to A rated bonds, 20% to BBB rated bonds and 60% to below investment grade and non-rated bonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial lever- age. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

40 NUVEEN

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NUVEEN 41

Notes

42 NUVEEN

Notes

NUVEEN 43

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully.
Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/cef
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-E-1117D 366882-INV-B-01/19

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal 2021 Target Term Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: February 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: February 7, 2018

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: February 7, 2018